Exhibit 8(o)

FORM OF APPENDIX A

TO THE AMENDED AND RESTATED SHAREHOLDERS’ ADMINISTRATIVE SERVICES

AGREEMENT

INVESTMENT COMPANY/FUND	TYPE OF ENTITY	EFFECTIVE DATE
BlackRock Balanced Capital Fund, Inc.	Maryland corporation	September 12, 2012
BlackRock Basic Value Fund, Inc.	Maryland corporation	September 12, 2012
BlackRock Bond Fund, Inc.	Maryland corporation	September 12, 2012
BlackRock Total Return Fund		September 12, 2012
BlackRock California Municipal Series Trust	Massachusetts business trust	September 12, 2012
BlackRock California Municipal Opportunities Fund		September 12, 2012
BlackRock Capital Appreciation Fund, Inc.	Maryland corporation	September 12, 2012
BlackRock CoRI Funds	Massachusetts business trust	January 30, 2014
BlackRock CoRI 2015 Fund		January 30, 2014
BlackRock CoRI 2017 Fund		January 30, 2014
BlackRock CoRI 2019 Fund		January 30, 2014
BlackRock CoRI 2021 Fund		January 30, 2014
BlackRock CoRI 2023 Fund		January 30, 2014
BlackRock Equity Dividend Fund	Massachusetts business trust	September 12, 2012
BlackRock EuroFund	Massachusetts business trust	September 12, 2012
BlackRock Focus Growth Fund, Inc.	Maryland corporation	September 12, 2012
BlackRock Funds II	Massachusetts business trust	September 12, 2012
BlackRock 20/80 Target Allocation Fund		September 12, 2012
BlackRock 40/60 Target Allocation Fund		September 12, 2012
BlackRock 60/40 Target Allocation Fund		September 12, 2012
BlackRock 80/20 Target Allocation Fund		September 12, 2012
BlackRock Core Bond Portfolio		September 12, 2012
BlackRock Credit Strategies Income Fund		September 12, 2012
BlackRock Dynamic High Income Portfolio		October 31, 2014
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio		September 12, 2012
BlackRock Floating Rate Income Portfolio		September 12, 2012
BlackRock Global Dividend Portfolio		September 12, 2012
BlackRock GNMA Portfolio		September 12, 2012
BlackRock High Yield Bond Portfolio		September 12, 2012
BlackRock Inflation Protected Bond Portfolio		September 12, 2012
BlackRock LifePath® Smart Beta 2020 Fund		September 12, 2012
BlackRock LifePath® Smart Beta 2025 Fund		September 12, 2012
BlackRock LifePath® Smart Beta 2030 Fund		September 12, 2012
BlackRock LifePath® Smart Beta 2035 Fund		September 12, 2012
BlackRock LifePath® Smart Beta 2040 Fund		September 12, 2012
BlackRock LifePath® Smart Beta 2045 Fund		September 12, 2012
BlackRock LifePath® Smart Beta 2050 Fund		September 12, 2012

INVESTMENT COMPANY/FUND	TYPE OF ENTITY	EFFECTIVE DATE
BlackRock LifePath® Smart Beta 2055 Fund		February 28, 2013
BlackRock LifePath® Smart Beta 2060 Fund		May 31, 2017
BlackRock LifePath® Smart Beta Retirement Fund		September 12, 2012
BlackRock Low Duration Bond Portfolio		September 12, 2012
BlackRock Managed Income Fund		September 12, 2012
BlackRock Multi-Asset Income Portfolio		September 12, 2012
BlackRock Strategic Income Opportunities Portfolio		September 12, 2012
BlackRock U.S. Government Bond Portfolio		September 12, 2012
BlackRock Global Allocation Fund, Inc.	Maryland corporation	September 12, 2012
BlackRock Global SmallCap Fund, Inc.	Maryland corporation	September 12, 2012
BlackRock Long-Horizon Equity Fund	Delaware statutory trust	September 12, 2012
BlackRock Mid Cap Value Opportunities Series, Inc.	Maryland corporation	September 12, 2012
BlackRock Mid Cap Value Opportunities Fund		September 12, 2012
BlackRock Multi-State Municipal Series Trust	Massachusetts business trust	September 12, 2012
BlackRock New Jersey Municipal Bond Fund		September 12, 2012
BlackRock New York Municipal Opportunities Fund		September 12, 2012
BlackRock Pennsylvania Municipal Bond Fund		September 12, 2012
BlackRock Municipal Bond Fund, Inc.	Maryland corporation	September 12, 2012
BlackRock High Yield Municipal Fund		September 12, 2012
BlackRock National Municipal Fund		September 12, 2012
BlackRock Short-Term Municipal Fund		September 12, 2012
BlackRock Municipal Series Trust	Massachusetts business trust	September 12, 2012
BlackRock Strategic Municipal Opportunities Fund		September 12, 2012
BlackRock Natural Resources Trust	Massachusetts business trust	September 12, 2012
BlackRock Strategic Global Bond Fund, Inc.	Maryland corporation	September 12, 2012
BlackRock Value Opportunities Fund, Inc.	Maryland corporation	September 12, 2012
Managed Account Series	Delaware statutory trust
BlackRock GA Disciplined Volatility Equity Fund		June 1, 2017
BlackRock GA Enhanced Equity Fund		June 1, 2017

Agreed to and accepted as of [ ], 2017

EACH INVESTMENT COMPANY LISTED ABOVE ON BEHALF OF ITSELF AND ON BEHALF OF ITS INVESTMENT PORTFOLIOS LISTED ABOVE

By:
Name: [ ]
Title: [ ]

BLACKROCK ADVISORS, LLC

By:
Name: [ ]
Title: [ ]